                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption "Independent
Accountants" in this registration statement on Form N-1A (File No. 811-7822). We also consent to the reference to our firm under the caption "Independent
Auditors" in this registration statement on Form N-14 (File No. 811-7822).

PricewaterhouseCoopers LLP

Kansas City, Missouri
August 7, 2001